UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2010

LADISH CO., INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-34495	31-1145953
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5481 S. Packard Avenue Cudahy, Wisconsin	53110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 747-2611

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On April 8, 2010, the Registrant entered into Amendment No. 2 to the Second Amended and Restated Credit Agreement dated as of April 10, 2009 with the Lenders thereto and U.S. Bank National Association as agent.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(a)	None.

(b)	None.

(c)	None.

(d)	Exhibits.
99(a)	Amendment No. 2 dated as of April 8, 2010 to the Second Amended and Restated Credit Agreement dated as of April 10, 2009 among Ladish Co., Inc., the Financial Institutions Parties Hereto and U.S. Bank National Association, as Agent.
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

LADISH CO., INC.
Date: April 8, 2010	By:	/s/ Wayne E. Larsen
Wayne E. Larsen
Vice President Law/Finance & Secretary

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